Exhibit 99(d)

DELPHI CORPORATION

ITEM 15.	EXHIBITS, FINANCIAL STATEMENT SCHEDULES

			Page No.

(a)	1.	Financial Statements:
		— Management’s Report on Internal Control over Financial Reporting	1
		— Report of Independent Registered Public Accounting Firm	3
		— Report of Independent Registered Public Accounting Firm	5
		— Report of Independent Registered Public Accounting Firm	6
		— Consolidated Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004	7
		— Consolidated Balance Sheets as of December 31, 2006 and 2005	8
		— Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004	9
		— Consolidated Statements of Stockholders’ Equity (Deficit) and Consolidated Statements of Comprehensive Loss for the Years Ended December 31, 2006, 2005 and 2004	10
		— Notes to Consolidated Financial Statements	11
	2.	Financial Statement Schedules -
		— Valuation and qualifying account schedule for the Years Ended December 31, 2006, 2005, and 2004	58
	3.	Exhibits (including those incorporated by reference)

Exhibit
Number	Exhibit Name

(3)(a)	Amended and Restated Certificate of Incorporation of Delphi Corporation, incorporated by reference to Exhibit 3(a) to Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.
(3)(b)	Certificate of Ownership and Merger, dated March 13, 2002, merging Delphi Corporation into Delphi Automotive Systems Corporation, incorporated by reference to Exhibit 3(b) to Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.
(3)(c)	Amended and Restated Bylaws of Delphi Corporation, incorporated by reference to Exhibit 99(c) to Delphi’s Report on Form 8-K filed October 14, 2005.

Exhibit
Number	Exhibit Name

(4)(a)	Rights Agreement relating to Delphi’s Stockholder Rights Plan, incorporated by reference to Exhibit(4)(a) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 1998, as amended by the First Amendment thereto, which is incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K dated May 11, 2005, as amended by the Second Amendment thereto, which is incorporated by reference to Exhibit 99(d) to Delphi’s Report on Form 8-K dated January 18, 2007.
(4)(b)	Indenture, dated as of April 28, 1999, between Delphi Corporation and Bank One, National Association, formerly known as The First National Bank of Chicago, as trustee, incorporated by reference to Exhibit 4(b) to Delphi Corporation’s Annual Report on Form 10-K for the year ended, December 31, 2001.
(4)(c)	Terms of the, 6 1/2% Notes due 2009, and 7 1/8% Debentures due 2029, incorporated by reference to Exhibit 4.1 to Delphi’s Current Report on Form 8-K dated April 28, 1999 and filed May 3, 1999.
(4)(d)	Terms of the 6.55% Notes due 2006, incorporated by reference to Exhibit 4.1 to Delphi’s Current Report on Form 8-K dated May 31, 2001 and filed June 4, 2001.
(4)(e)	Terms of the 6.50% Notes due 2013, incorporated by reference to Exhibit 4.1 to Delphi’s Current Report on Form 8-K dated July 22, 2003 and filed July 25, 2003.
(4)(f)	Form of First Supplemental Indenture to Indenture, dated as of April 28, 1999, between Delphi Corporation and Bank One, National Association, formerly known as The First National Bank of Chicago, as trustee, incorporated by reference to Exhibit 4.2 to Delphi’s Registration Statement on Form S-3 (Registration No. 333-101478).
(4)(g)	Subordinated Indenture between Delphi Corporation and Bank One Trust Company, National Association, as trustee, incorporated by reference to Exhibit 4.1 to Delphi’s Current Report on Form 8-K dated November 21, 2003 and filed November 24, 2003.
(4)(h)	Terms of 8 1/4% junior subordinated notes due 2033, incorporated by reference to Exhibit 4.1 to Delphi’s Current Report on Form 8-K dated October 21, 2003 and filed October 23, 2003.
(4)(i)	Terms of adjustable rate junior subordinated notes due 2033, incorporated by reference to Exhibit 4.3 to Delphi’s Current Report on Form 8-K dated November 21, 2003 and filed November 24, 2003.
Instruments defining the rights of holders of debt of the registrant have been omitted from this exhibit index because the amount of debt authorized under any such instrument does not exceed 10% of the total assets of the registrant and its subsidiaries. The registrant agrees to furnish a copy of any such instrument to the Securities and Exchange Commission upon request.
(10)(a)	Master Separation Agreement among General Motors, Delphi, Delphi Corporation LLC, Delphi Technologies, Inc. and Delphi Corporation (Holding), Inc., incorporated by reference to Exhibit 10.1 to Delphi’s Registration Statement on Form S-1 (Registration No. 333-67333) (herein referred to as the “Registration Statement”).
(10)(b)	Component Supply Agreement between Delphi and General Motors, incorporated by reference to Exhibit 10.2 to the Registration Statement.
(10)(c)	U.S. Employee Matters Agreement between Delphi and General Motors, incorporated by reference to Exhibit 10.4 to the Registration Statement.
(10)(d)	Agreement for the Allocation of United States Federal, State and Local Income Taxes between General Motors and Delphi, incorporated by reference to Exhibit 10.5 to the Registration Statement.
(10)(e)	Amended and Restated Agreement for the Allocation of United States Federal, State and Local Income Taxes between General Motors and Delphi, incorporated by reference to Exhibit 10.6 to the Registration Statement.
(10)(f)	IPO and Distribution Agreement between Delphi and General Motors, incorporated by reference to Exhibit (10)(g) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 1998.

Exhibit
Number	Exhibit Name

(10)(g)	Description of Delphi Non-Employee Directors Charitable Gift Giving Plan, incorporated by reference to Exhibit 10(h) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2000.*
(10)(h)	Delphi Corporation Stock Incentive Plan, incorporated by reference to Exhibit 10.10 to the Registration Statement.*
(10)(i)	Delphi Corporation Amended and Restated Deferred Compensation Plan for Non-Employee Directors, incorporated by reference to Exhibit 10(j) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2004.*
(10)(j)	Agreement, dated December 22, 1999, between Delphi Corporation and General Motors Corporation, incorporated by reference to Exhibit 10(q) to Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999.
(10)(k)	Form of Change in Control Agreement between Delphi and its officers, incorporated by reference to Exhibit 10(a) to Delphi’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.*
(10)(l)	Supplemental Executive Retirement Program, incorporated by reference to Exhibit 4(b) to Delphi Corporation’s Annual Report on Form 10-K for the year ended, December 31, 2001.*
(10)(m)	Stock Option Plan for Non-Executives, incorporated by reference to Delphi Corporation’s Annual Report on Form 10-K for the year ended, December 31, 2002.
(10)(n)	Delphi Corporation Long-Term Incentive Plan, incorporated by reference to Exhibit 4(d) to Delphi’s Registration Statement on Form S-8 (Registration No. 333-116729).*
(10)(o)	Delphi Corporation Annual Incentive Plan, incorporated by reference to Exhibit 10(c) to Delphi Corporation’s Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2004.*
(10)(p)	2005 Executive Retirement Incentive Program Agreement dated May 13, 2005 incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on May 18, 2005.*
(10)(q)	Special Separation Agreement & Release dated May 13, 2005 incorporated by reference to Exhibit 99(b) to Delphi’s Report on Form 8-K filed on May 18, 2005.*
(10)(r)	Offer letter outlining Mr. Robert S. Miller salary and benefits dated June 22, 2005, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on June 23, 2005.*
(10)(s)	Form of Employment Agreement for Officers of Delphi Corporation, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on October 7, 2005.*
(10)(t)	Employment Agreement with an Executive Officer dated October 5, 2005, incorporated by reference to Exhibit 99(b) to Delphi’s Report on Form 8-K filed on October 14, 2005.*
(10)(u)	Order Under 11 U.S.C. §§ 105 and 363 of the United States Bankruptcy Court for the Southern District of New York Authorizing the Debtors to Implement a Short-Term Annual Incentive Program entered February 17, 2006, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on February 23, 2006.*
(10)(v)	UAW-GM-Delphi Special Attrition Program agreement, dated March 22, 2006, among Delphi, General Motors Corporation and the International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America (“UAW”), incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on March 27, 2006.
(10)(w)	Supplement to UAW-GM-Delphi Special Attrition Program Agreement dated March 22, 2006, incorporated by reference to Exhibit 10(d) to Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
(10)(x)	IUE-CWA-GM-Delphi Special Attrition program, dated June 16, 2006, incorporated by reference to Exhibit 10(e) to Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Exhibit
Number	Exhibit Name

(10)(y)	Order Under 11 U.S.C. §§ 105 and 363 of the United States Bankruptcy Court for the Southern District of New York Authorizing the Debtors to Implement a Short-Term Annual Incentive Program entered July 21, 2006, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on July 27, 2006.*
(10)(z)	Plan Framework Support Agreement, dated as of December 18, 2006, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K filed on December 18, 2006.
(10)(aa)	Refinanced Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 18, 2006, among Delphi and the lenders named therein, incorporated by reference to Exhibit 99(d) to Delphi’s Report on Form 8-K filed on December 18, 2006.
(12)	Computation of Ratios of Earnings to Fixed Charges for the Years Ended December 31, 2006, 2005, 2004, 2003, and 2002, incorporated by reference to Exhibit (12) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(16)	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, incorporated by reference to Exhibit 99(a) to Delphi’s Report on Form 8-K/A filed on December 19, 2005.
(21)	Subsidiaries of Delphi Corporation incorporated by reference to Exhibit (21) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(23)(a)	Consent of Deloitte & Touche LLP incorporated by reference to Exhibit (23)(a) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(23)(b)	Consent of Ernst & Young LLP incorporated by reference to Exhibit (23)(b) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(31)(a)	Certification Pursuant to Exchange Act Rules 13a-14(a)/15d-14(a), As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit (31)(a) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(31)(b)	Certification Pursuant to Exchange Act Rules 13a-14(a)/15d-14(a), As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit (31)(b) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(32)(a)	Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit (32)(a) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(32)(b)	Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit (32)(b) to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2006.
(99)(a)	Delphi Savings-Stock Purchase Program for Salaried Employees in the United States, incorporated by reference to Exhibit 99(a) to Delphi Corporation’s Annual Report on Form 10-K for the year ended, December 31, 2001.
(99)(b)	Delphi Personal Savings Plan for Hourly-Rate Employees in the United States, incorporated by reference to Exhibit 99(b) to Delphi Corporation’s Annual Report on Form 10-K for the year ended, December 31, 2001.

*	Management contract or compensatory plan or arrangement

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